EXHIBIT (b)

TERMINATION, REPLACEMENT AND RESTATEMENT AGREEMENT

dated as of

November 18, 2009

among

the Borrowers party hereto,

the Banks party hereto,

The Bank of New York Mellon,
as Syndication Agent,

State Street Bank and Trust Company,
Citibank, N.A., and
HSBC Bank USA, N.A.,
Documentation Agents

and

JPMorgan Chase Bank, N.A.,
as Administrative Agent

Arranged by

J.P. Morgan Securities Inc.,
as Sole Lead Arranger and Sole Bookrunner

related to the Credit Agreement dated as of November 19, 2008

     THIS TERMINATION, REPLACEMENT AND RESTATEMENT AGREEMENT (as amended, restated, supplemented or otherwise modified from time to time, this “TRR Agreement”), dated as of November 18, 2009 among certain borrowers set forth on the signature pages hereto (each, a “Borrower”), the various financial institutions parties to this TRR Agreement (collectively, the “Banks”), The Bank of New York Mellon, as syndication agent, State Street Bank and Trust Company, Citibank, N.A., and HSBC Bank USA, N.A., as documentation agents, and JPMorgan Chase Bank, N.A. as administrative agent (the “Administrative Agent”).

     WHEREAS, certain of the Borrowers, certain of the Banks, the Administrative Agent and various other agents entered into a Credit Agreement dated as of November 19, 2008 (as such Credit Agreement has been and may be terminated, replaced and restated, amended, supplemented or otherwise modified from time to time, the “Original Credit Agreement”; terms defined in the Original Credit Agreement are, unless otherwise defined or the context otherwise requires, used herein as defined therein); and

     WHEREAS, the Original Credit Agreement is to be terminated as provided herein, and the Banks and the Administrative Agent are willing, subject to the terms and conditions of this TRR Agreement, to replace the Original Credit Agreement with a new credit agreement as provided herein;

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

SECTION 1: TERMINATION, REPLACEMENT AND RESTATEMENT. Subject to the conditions set forth in Section 2 hereof:

     1.1 The Original Credit Agreement, including all schedules and exhibits thereto, is hereby terminated, subject to applicable provisions set forth therein as to the survival of certain rights and obligations, and simultaneously replaced by a new credit agreement identical in form and substance to the Original Credit Agreement except as expressly set forth below (the “New Credit Agreement”).

     1.2 The heading of the New Credit Agreement shall read as follows:

     “THIS CREDIT AGREEMENT, dated as of November 18, 2009, is made by and among each of the investment companies, and to the extent any Borrower is a series of a Delaware LLC, a Trust or a Maryland corporation, each Delaware LLC, Trust or Maryland corporation on behalf of such Borrower, as are or may become party hereto listed on the signature pages hereto or hereafter added hereto, the various banks as are or may become party hereto (collectively, the “Banks”), The Bank of New York Mellon, as syndication agent, State Street Bank and Trust Company, Citibank, N.A., and HSBC Bank USA, N.A., as documentation agents, and JPMORGAN CHASE BANK, N.A., as administrative agent for the Banks.”

     1.3 Definitions. Section 1.1 of the New Credit Agreement is hereby amended

     (a) So that the following definitions are either added or, as applicable, amended and restated to read in their entirety as stated below:

     “Applicable Margin” means, for any day, 1.25% per annum.

     “Effective Date” means November 18, 2009.

     “Termination Date” means November 17, 2010, or such earlier date on which the Commitments shall terminate as provided herein, provided that the Termination Date (and each Bank’s Commitment to make Loans hereunder) may be extended in accordance with Section 2.6 hereof.

     (b) So that the following definitions are deleted in their entirety: “CDX Index”, “Prospective Bank” and “Reset Rate”.

     1.4 Section 2.10(a) of the New Credit Agreement is hereby amended to read in its entirety as follows:

     “(a) Subject to the allocation requirements of Section 2.14, during the Revolving Credit Period, each of the Borrowers severally shall pay to the Administrative Agent for the account of each Bank its pro rata share of the commitment fee at the rate of 0.10% per annum on the daily amount by which the aggregate amount of such Bank’s Commitment Amount exceeded the aggregate outstanding principal amount of the Loans made by such Bank. For the purpose of calculating the commitment fee, Swing Advances shall not be considered to be outstanding Loans.”

     1.5 Section 2.18 of the New Credit Agreement is hereby amended to read in its entirety as follows:

     “2.18. Intentionally Omitted.”

     1.6 Exhibit I. Exhibit I to the New Credit Agreement is hereby amended to read as set forth as Exhibit I to this TRR Agreement.

     1.7 Schedule 1. Schedule 1 to the New Credit Agreement is hereby amended to read as set forth as Schedule 1 to this TRR Agreement.

     1.8 Schedule 4.9. Schedule 4.9 to the New Credit Agreement is hereby amended to read as set forth as Schedule 4.9 to this TRR Agreement.

     1.9 Schedule 5.20. Schedule 5.20 to the New Credit Agreement is hereby amended to read as set forth as Schedule 5.20 to this TRR Agreement.

SECTION 2: CONDITIONS PRECEDENT. This TRR Agreement shall become effective when each of the conditions precedent set forth in this Section 2 shall have been satisfied.

     2.1 Receipt of Amendment. This TRR Agreement shall have been duly executed by the Borrowers, the Administrative Agent and the Banks.

     2.2 Opinion of Counsel. The Administrative Agent shall have received from each Borrower an opinion of counsel to the Borrowers in form satisfactory to the Administrative Agent; provided that only limited opinions shall be provided with respect to Borrowers as previously agreed upon between the Adviser and the Administrative Agent.

     2.3 Compliance with Warranties, No Default, etc. Both before and after giving effect to the effectiveness of this TRR Agreement, the following statements by each Borrower and, to the extent such Borrower is a series of a Delaware LLC, a Trust or a Maryland corporation, such Delaware LLC, Trust or Maryland corporation, not in its individual capacity, but on behalf of such Borrower, shall be true and correct (and each Borrower, and, to the extent such Borrower is a series of a Delaware LLC, a Trust or a Maryland corporation, such Delaware LLC, Trust or Maryland corporation, not in its individual capacity, but on behalf of such Borrower, by its execution of this TRR Agreement, hereby severally represents and warrants to the Banks with respect to itself that such statements are true and correct as at such times):

     (a) the representations and warranties with respect to such Borrower set forth in Article IV of the New Credit Agreement, shall be true and correct with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date); and

     (b) no Default or Event of Default shall have then occurred and be continuing with respect to such Borrower.

     2.4 Receipt of Allocation Notice. The Administrative Agent shall have received an Allocation Notice from the Borrowers.

SECTION 3: REPRESENTATIONS AND WARRANTIES. To induce the Banks to enter into this TRR Agreement, each Borrower and, to the extent such Borrower is a series of a Delaware LLC, a Trust or a Maryland corporation, such Delaware LLC, Trust or Maryland corporation, not in its individual capacity, but on behalf of such Borrower, severally represents and warrants with respect to itself to each Bank as follows:

     3.1 Due Authorization, Non-Contravention, etc. The execution, delivery and performance by such Borrower or, to the extent such Borrower is a series of a Delaware LLC, a Trust or a Maryland corporation, such Delaware LLC, Trust or Maryland corporation on behalf of such Borrower, of this TRR Agreement is within such Borrower’s, or to the extent such Borrower is a series of a Delaware LLC, a Trust or a Maryland corporation, such Delaware LLC’s, Trust’s or Maryland corporation’s limited liability company, trust or corporate powers, as the case may be, have been duly authorized by all necessary limited liability company, trust or corporate action, as applicable, on the part of such Borrower or, to the extent such Borrower is a series of a Delaware LLC, Trust or Maryland corporation, such Delaware LLC, Trust or such Maryland corporation, and do not:

     (a) conflict with such Borrower’s, or to the extent such Borrower is a series of a Delaware LLC, Trust or Maryland corporation, such Delaware LLC’s, Trust’s or Maryland corporation’s Organization Documents;

     (b) conflict with the most recent Prospectus or the most recent SAI (if applicable) of, any law applicable to, material agreement binding upon, or court or administrative order or decree applicable to, such Borrower; or

     (c) result in, or require the creation or imposition of, any Lien on any of such Borrower’s assets.

     3.2 Government Approval, Regulation, etc. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or regulatory body or other Person is required for the due execution, delivery or performance of this TRR Agreement by such Borrower, or to the extent Borrower is a series of a Delaware LLC, a Trust or a Maryland corporation, such Delaware LLC, Trust or Maryland corporation.

     3.3 Validity, etc. This TRR Agreement constitutes the legal, valid and binding obligation of such Borrower enforceable in accordance with its terms except as enforceability may be limited by bankruptcy, insolvency, reorganization, receivership, fraudulent conveyance, fraudulent transfer, moratorium or other similar laws of general application affecting the enforcement of creditors’ rights or by general principles of equity (regardless of whether considered in a proceeding in equity or at law).

SECTION 4: MISCELLANEOUS.

     4.1 Effectiveness. Until the occurrence of the earlier to occur of the date of effectiveness of this TRR Agreement as provided in Section 2 hereof and the Termination Date (as defined in the Original Credit Agreement), the Original Credit Agreement shall continue in full force and effect in accordance with the provisions thereof and the rights and obligations of the parties thereto shall not be affected hereby, and all fees and interest accruing under the Original Credit Agreement shall continue to accrue at the rates provided for therein. Upon the effectiveness hereof, all rights and obligations of the parties shall be as set forth in the New Credit Agreement (except that any provision of the Original Credit Agreement which by its terms survives termination thereof shall remain in full force and effect).

     4.2 Payment of Costs and Expenses. Each Borrower severally agrees to pay on demand its pro rata share of all reasonable out-of-pocket expenses of the Administrative Agent (including the reasonable fees and out-of-pocket expenses of counsel to the Administrative Agent) in connection with the negotiation, preparation, execution and delivery of this TRR Agreement.

     4.3 Severability. Any provision of this TRR Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this TRR Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

     4.4 Headings. The various headings of this TRR Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this TRR Agreement or any provisions hereof.

     4.5 Execution in Counterparts. This TRR Agreement may be executed by the parties hereto in several counterparts (including by facsimile or other reliable electronic transmission), each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

     4.6 Governing Law. THIS TRR AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

     4.7 Successors and Assigns. This TRR Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

[Remainder of this page intentionally left blank; signature pages to follow.]

     IN WITNESS WHEREOF, the parties hereto have caused this TRR Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

JPMORGAN CHASE BANK, N.A.

By:_______________________________
Name:
Title:

BLACKROCK FUNDS
NOVEMBER 2009 TRR
SIGNATURE PAGE

Accepted and agreed to as of
the date first above written:

Maryland Corporations:

BLACKROCK BALANCED CAPITAL FUND, INC.

BLACKROCK BOND FUND, INC., on behalf of the
following series:
   *High Income Portfolio

BLACKROCK FOCUS VALUE FUND, INC.

BLACKROCK FUNDAMENTAL GROWTH FUND,
INC.

BLACKROCK GLOBAL ALLOCATION FUND, INC.

BLACKROCK GLOBAL EMERGING MARKETS
FUND, INC.

BLACKROCK GLOBAL GROWTH FUND, INC.

BLACKROCK GLOBAL SMALLCAP FUND, INC.

BLACKROCK HEALTHCARE FUND, INC.

BLACKROCK LARGE CAP SERIES FUNDS, INC., on
behalf of the following series:
   *BlackRock Large Cap Core Plus Fund

BLACKROCK LATIN AMERICA FUND, INC.

BLACKROCK MID CAP VALUE OPPORTUNITIES
SERIES, INC., on behalf of the following series:
   *BlackRock Mid Cap Value Opportunities Fund

BLACKROCK MUNICIPAL BOND FUND, INC., on
behalf of each of the following series:
   *BlackRock High Yield Municipal Fund
   *BlackRock Municipal Insured Fund
   *BlackRock National Municipal Fund
   *BlackRock Short-Term Municipal Fund

BLACKROCK PACIFIC FUND, INC.

BLACKROCK FUNDS
NOVEMBER 2009 TRR
SIGNATURE PAGE

BLACKROCK SERIES FUND, INC., on behalf of each
of the following series:
   *BlackRock Balanced Capital Portfolio
   *BlackRock Fundamental Growth Portfolio
   *BlackRock Global Allocation Portfolio
   *BlackRock Government Income Portfolio
   *BlackRock High Income Portfolio
   *BlackRock Large Cap Core Portfolio
   *BlackRock Total Return Portfolio

BLACKROCK UTILITIES AND
TELECOMMUNICATIONS FUND, INC.

BLACKROCK VARIABLE SERIES FUNDS, INC., on
behalf of each of the following series:
   *BlackRock Balanced Capital V.I. Fund
   *BlackRock Basic Value V.I. Fund
   *BlackRock Fundamental Growth V.I. Fund
   *BlackRock Global Allocation V.I. Fund
   *BlackRock Global Growth V.I. Fund
   *BlackRock Government Income V.I. Fund
   *BlackRock High Income V.I. Fund
   *BlackRock International Value V.I. Fund
   *BlackRock Large Cap Core V.I. Fund
   *BlackRock Large Cap Growth V.I. Fund
   *BlackRock Large Cap Value V.I. Fund
   *BlackRock S&P 500 Index V.I. Fund
   *BlackRock Total Return V.I. Fund
   *BlackRock Utilities and Telecommunications
   V.I. Fund
   *BlackRock Value Opportunities V.I. Fund

BLACKROCK WORLD INCOME FUND, INC.

FDP SERIES INC., on behalf of each of the following
series:
   *Franklin Templeton Total Return FDP Fund
   *Marsico Growth FDP Fund
   *MFS Research International FDP Fund
   *Van Kampen Value FDP Fund

BLACKROCK FUNDS
NOVEMBER 2009 TRR
SIGNATURE PAGE

Massachusetts Business Trusts:

BLACKROCK CALIFORNIA MUNICIPAL SERIES
TRUST, on behalf of the following series:
   *BlackRock California Municipal Bond Fund
   (formerly BlackRock California Insured Municipal
   Bond Fund)

BLACKROCK EQUITY DIVIDEND FUND

BLACKROCK EUROFUND

BLACKROCK FUNDS, on behalf of each of the
following series:
   *BlackRock All-Cap Energy & Resources Portfolio
   (formerly BlackRock All-Cap Global Resources
   Portfolio)
   *BlackRock Asset Allocation Portfolio
   *BlackRock Aurora Portfolio
   *BlackRock Capital Appreciation Portfolio
   *BlackRock Energy & Resources Portfolio (formerly
   BlackRock Global Resources Portfolio)
   *BlackRock Exchange Portfolio
   *BlackRock Global Opportunities Portfolio
   *BlackRock Health Sciences Opportunities Portfolio
   *BlackRock International Diversification Fund
   *BlackRock International Opportunities Portfolio
   *BlackRock Mid-Cap Growth Equity Portfolio
   (formerly referred to as BlackRock Mid-Cap Equity
   Growth Portfolio)
   *BlackRock Mid-Cap Value Equity Portfolio
   *BlackRock Science & Technology Opportunities
   Portfolio
   *BlackRock Small Cap Core Equity Portfolio
   *BlackRock Small Cap Growth Equity Portfolio
   (formerly referred to as BlackRock Small Cap Equity
   Growth Portfolio)
   *BlackRock Small Cap Value Equity Portfolio
   (formerly referred to as BlackRock Small Cap Value
   Portfolio)
   *BlackRock Small/Mid-Cap Growth Equity Portfolio
   (formerly referred to as BlackRock Small/Mid-Cap
   Growth Portfolio)
   *BlackRock U.S. Opportunities Portfolio

BLACKROCK FUNDS
NOVEMBER 2009 TRR
SIGNATURE PAGE

BLACKROCK FUNDS II, on behalf of each of the
following series:
   *BlackRock Aggressive Growth Prepared Portfolio
   (formerly referred to as Prepared Portfolios —
   Aggressive Growth Prepared Portfolios)
   *BlackRock AMT-Free Municipal Bond Portfolio
   *BlackRock Bond Portfolio
   *BlackRock Conservative Prepared Portfolio
   (formerly referred to as Prepared Portfolios —
   Conservative Prepared Portfolios)
   *BlackRock Delaware Municipal Bond Portfolio
   *BlackRock Emerging Market Debt Portfolio
   *BlackRock Enhanced Income Portfolio
   *BlackRock GNMA Portfolio
   *BlackRock Government Income Portfolio
   *BlackRock Growth Prepared Portfolio (formerly
   referred to as Prepared Portfolios — Growth
   Prepared Portfolios)
   *BlackRock High Yield Bond Portfolio
   *BlackRock Income Builder Portfolio
   *BlackRock Income Portfolio
   *BlackRock Inflation Protected Bond Portfolio
   *BlackRock Intermediate Government Bond Portfolio
   *BlackRock International Bond Portfolio
   *BlackRock Kentucky Municipal Bond Portfolio
   *BlackRock Long Duration Bond Portfolio
   *BlackRock Low Duration Bond Portfolio
   *BlackRock Managed Income Portfolio
   *BlackRock Moderate Prepared Portfolio (formerly
   referred to as Prepared Portfolios — Moderate
   Prepared Portfolios)
   *BlackRock Ohio Municipal Bond Portfolio
   *BlackRock Prepared Portfolio 2010 (formerly
   referred to as Life Cycle Prepared Portfolio 2010)
   *BlackRock Prepared Portfolio 2015 (formerly
   referred to as Life Cycle Prepared Portfolio 2015)
   *BlackRock Prepared Portfolio 2020 (formerly
   referred to as Life Cycle Prepared Portfolio 2020)
   *BlackRock Prepared Portfolio 2025 (formerly
   referred to as Life Cycle Prepared Portfolio 2025)
   *BlackRock Prepared Portfolio 2030 (formerly
   referred to as Life Cycle Prepared Portfolio 2030)
   *BlackRock Prepared Portfolio 2035 (formerly
   referred to as Life Cycle Prepared Portfolio 2035)
   *BlackRock Prepared Portfolio 2040 (formerly
   referred to as Life Cycle Prepared Portfolio 2040)
   *BlackRock Prepared Portfolio 2045 (formerly
   referred to as Life Cycle Prepared Portfolio 2045)
   *BlackRock Prepared Portfolio 2050 (formerly
   referred to as Life Cycle Prepared Portfolio 2050)
   *BlackRock Strategic Income Portfolio
   *BlackRock Total Return Portfolio II

BLACKROCK FUNDS
NOVEMBER 2009 TRR
SIGNATURE PAGE

BLACKROCK INTERNATIONAL VALUE TRUST, on
behalf of the following series:
   *BlackRock International Value Fund

BLACKROCK MULTI-STATE MUNICIPAL SERIES
TRUST, on behalf of each of the following series:
   *BlackRock New Jersey Municipal Bond Fund
   *BlackRock New York Municipal Bond Fund
   *BlackRock Pennsylvania Municipal Bond Fund

BLACKROCK MUNICIPAL SERIES TRUST, on behalf
of the following series:
   *BlackRock Intermediate Municipal Fund

BLACKROCK NATURAL RESOURCES TRUST

Delaware Statutory Trusts:

BLACKROCK BOND ALLOCATION TARGET
SHARES, on behalf of each of the following series:
   *Bond Allocation Target Shares Series S
   *Bond Allocation Target Shares Series C
   *Bond Allocation Target Shares Series M
   *Bond Allocation Target Shares Series N

BLACKROCK GLOBAL DYNAMIC EQUITY FUND

BLACKROCK PRINCIPAL PROTECTED TRUST, on
behalf of each of the following series:
   *BlackRock Basic Value Principal Protected Fund
   *BlackRock Fundamental Growth Principal
   Protected Fund

MANAGED ACCOUNT SERIES, on behalf of:
   *Global SmallCap Portfolio
   *High Income Portfolio
   *Mid Cap Value Opportunities Portfolio
   *US Mortgage Portfolio

Delaware Limited Liability Companies:

BLACKROCK MASTER LLC, on behalf of each of the
following series:
   *BlackRock Master International Portfolio
   *BlackRock Master Small Cap Growth Portfolio

GLOBAL FINANCIAL SERVICES MASTER LLC, on
behalf of the following series:
   *Global Financial Services Portfolio

MASTER BASIC VALUE LLC

BLACKROCK FUNDS
NOVEMBER 2009 TRR
SIGNATURE PAGE

MASTER BOND LLC, on behalf of the following series:
   *Master Total Return Portfolio

MASTER FOCUS GROWTH LLC

MASTER LARGE CAP SERIES LLC, on behalf of each
of the following series:
   *Master Large Cap Core Portfolio
   *Master Large Cap Growth Portfolio
   *Master Large Cap Value Portfolio

MASTER SENIOR FLOATING RATE LLC

MASTER VALUE OPPORTUNITIES LLC

QUANTITATIVE MASTER SERIES LLC, on behalf of
each of the following series:
   *Master Core Bond Enhanced Index Series
   *Master Enhanced International Series
   *Master Enhanced S&P 500 Series
   *Master Enhanced Small Cap Series
   *Master Extended Market Index Series
   *Master International Index Series
   *Master MidCap Index Series
   *Master S&P 500 Index Series
   *Master Small Cap Index Series

SHORT-TERM BOND MASTER LLC, on behalf of the
following series:
   *Short-Term Bond Master Portfolio (formerly
   referred to as BlackRock Short Term Bond Fund)

By:

Name:
Title:

BLACKROCK FUNDS
NOVEMBER 2009 TRR
SIGNATURE PAGE

THE BANK OF NEW YORK MELLON

By:_______________________________
Name:
Title:

BLACKROCK FUNDS
NOVEMBER 2009 TRR
SIGNATURE PAGE

STATE STREET BANK AND TRUST COMPANY

By:_______________________________
Name:
Title:

BLACKROCK FUNDS
NOVEMBER 2009 TRR
SIGNATURE PAGE

HSBC BANK USA, N.A.

By:_______________________________
Name:
Title:

BLACKROCK FUNDS
NOVEMBER 2009 TRR
SIGNATURE PAGE

CITIBANK, N.A.

By:_______________________________
Name:
Title:

BLACKROCK FUNDS
NOVEMBER 2009 TRR
SIGNATURE PAGE

BROWN BROTHERS HARRIMAN & CO.

By:_______________________________
Name:
Title:

BLACKROCK FUNDS
NOVEMBER 2009 TRR
SIGNATURE PAGE

BANK OF AMERICA, N.A.

By:_______________________________
Name:
Title:

Exhibit I

Intentionally Omitted.

Ex. I-1

Schedule 1

ADDRESSES FOR NOTICES AND
COMMITMENT AMOUNTS

JPMorgan Chase Bank, N.A.	Commitment Amount: $100,000,000
270 Park Avenue	Commitment Percentage: 20%
New York, NY 10017

Attention: Ms. Jeanne Horn

Telephone: (212) 270-9090
Facsimile: (212) 270-0670

and

111 Fannin Street, 10th Floor
Houston, TX 77002-6925
Attention: Candice Grayson

The Bank of New York Mellon	Commitment Amount: $100,000,000
One Wall Street	Commitment Percentage: 20%
New York, NY 10286

Attention: Mr. Andrew S. Demko

Telephone: 212-635-6872
Facsimile: 212-809-9566

State Street Bank and Trust Company	Commitment Amount: $90,000,000
Mutual Fund Lending	Commitment Percentage: 18%
Lafayette Corporate Center
2 Avenue de Lafayette
2nd Floor
Boston, MA 02111

Attention: Mr. Charles Garrity

Telephone: 617-662-1282
Facsimile: 617-662-2325

HSBC Bank USA	Commitment Amount: $75,000,000
452 5th Avenue	Commitment Percentage: 15%
25th Floor
New York, NY 10018

Attention: Mr. Paul Lopez

Telephone: 212-525-6662
Facsimile: 212-525-8370

Sch. 1-1

Citibank, N.A.	Commitment Amount: $75,000,000
388 Greenwich St., 23rd Fl	Commitment Percentage: 15%
New York, NY 10013

Attention: Mr. Alexander Duka

Telephone: 212-816-3260
Facsimile: 212-816-4143

Brown Brothers Harriman & Co.	Commitment Amount: $35,000,000
40 Water Street	Commitment Percentage: 7%
Boston, MA 02109

Attention: Mr. Michael McDonald

Telephone: 617-772-1364
Facsimile: 617-772-1138

Bank of America, N.A.	Commitment Amount: $25,000,000
One Bryant Park	Commitment Package: 5%
New York, NY 10036

Attention: Philip Whewell

Telephone: 646-855-3544
Facsimile: 804-262-9565

Sch. 1-2

Schedule 4.9

BORROWERS WITH LESS THAN 25% OF ASSETS IN MARGIN STOCK

Master Senior Floating Rate LLC

BlackRock California Municipal Series Trust,
on behalf of the following series:
   *BlackRock California Municipal Bond Fund

BlackRock Multi-State Municipal Series Trust,
on behalf of each of the following series:
   *BlackRock New Jersey Municipal Bond Fund
   *BlackRock New York Municipal Bond Fund
   *BlackRock Pennsylvania Municipal Bond Fund

BlackRock Municipal Bond Fund, Inc.,
on behalf of each of the following series:
   *BlackRock High Yield Municipal Fund
   *BlackRock Municipal Insured Fund
   *BlackRock National Municipal Fund
   *BlackRock Short-Term Municipal Fund

BlackRock Municipal Series Trust,
on behalf of the following series:
   *BlackRock Intermediate Municipal Fund

BlackRock Series Funds, Inc.,
on behalf of the following series:
   *BlackRock Government Income Portfolio

BlackRock Variable Series Funds, Inc.,
on behalf of the following series:
   *BlackRock Government Income V.I. Fund

Sch. 4.9-1

Schedule 5.20

LIST OF CUSTODIANS

NAME OF BORROWER	NAME OF CUSTODIAN*

Maryland Corporations:

BLACKROCK BALANCED CAPITAL FUND, INC.	BONY

BLACKROCK BOND FUND, INC., on behalf of the following	State Street
series:
*High Income Portfolio

BLACKROCK FOCUS VALUE FUND, INC.	JPMorgan Chase

BLACKROCK FUNDAMENTAL GROWTH FUND, INC.	JPMorgan Chase

BLACKROCK GLOBAL ALLOCATION FUND, INC.	Brown Brothers

BLACKROCK GLOBAL EMERGING MARKETS FUND, INC.	Brown Brothers

BLACKROCK GLOBAL GROWTH FUND, INC.	State Street

BLACKROCK GLOBAL SMALLCAP FUND, INC.	Brown Brothers

BLACKROCK HEALTHCARE FUND, INC.	JPMorgan Chase

BLACKROCK LARGE CAP SERIES FUNDS, INC., on behalf of	Brown Brothers
the following series:
*BlackRock Large Cap Core Plus Fund

BLACKROCK LATIN AMERICA FUND, INC.	Brown Brothers

BLACKROCK MID CAP VALUE OPPORTUNITIES SERIES,	BONY
INC., on behalf of the following series:
*BlackRock Mid Cap Value Opportunities Fund

BLACKROCK MUNICIPAL BOND FUND, INC., on behalf of each	All BONY
of the following series:
*BlackRock High Yield Municipal Fund
*BlackRock Municipal Insured Fund
*BlackRock National Municipal Fund
*BlackRock Short-Term Municipal Fund

BLACKROCK PACIFIC FUND, INC.	Brown Brothers

BLACKROCK SERIES FUND, INC., on behalf of each of the	All BONY, except as otherwise
following series:	indicated.
*BlackRock Balanced Capital Portfolio
*BlackRock Fundamental Growth Portfolio
*BlackRock Global Allocation Portfolio	Brown Brothers
*BlackRock Government Income Portfolio
*BlackRock High Income Portfolio
*BlackRock Large Cap Core Portfolio
*BlackRock Total Return Portfolio

BLACKROCK UTILITIES AND TELECOMMUNICATIONS	JPMorgan Chase
FUND, INC.

BLACKROCK WORLD INCOME FUND, INC.	State Street

Sch. 5.20-1

NAME OF BORROWER	NAME OF CUSTODIAN*

BLACKROCK VARIABLE SERIES FUNDS, INC., on behalf of	All BONY, except as otherwise
each of the following series:	indicated.
*BlackRock Balanced Capital V.I. Fund
*BlackRock Basic Value V.I. Fund
*BlackRock Fundamental Growth V.I. Fund
*BlackRock Global Allocation V.I. Fund	Brown Brothers
*BlackRock Global Growth V.I. Fund
*BlackRock Government Income V.I. Fund
*BlackRock High Income V.I. Fund
*BlackRock S&P 500 Index V.I. Fund
*BlackRock International Value V.I. Fund	Brown Brothers
*BlackRock Large Cap Core V.I. Fund
*BlackRock Large Cap Growth V.I. Fund	Brown Brothers
*BlackRock Large Cap Value V.I. Fund
*BlackRock Total Return V.I. Fund
*BlackRock Utilities and Telecommunications V.I. Fund
*BlackRock Value Opportunities V.I. Fund

FDP SERIES INC., on behalf of each of the following series:	All Brown Brothers
*Franklin Templeton Total Return FDP Fund
*Marsico Growth FDP Fund
*MFS Research International FDP Fund
*Van Kampen Value FDP Fund

Massachusetts Business Trusts:

BLACKROCK CALIFORNIA MUNICIPAL SERIES TRUST, on	BONY
behalf of the following series:
*BlackRock California Municipal Bond Fund

BLACKROCK EQUITY DIVIDEND FUND	State Street

BLACKROCK EUROFUND	Brown Brothers

BLACKROCK FUNDS, on behalf of the following series:	All PFPC, except as otherwise
*BlackRock All-Cap Energy & Resources Portfolio	indicated
*BlackRock Asset Allocation Portfolio
*BlackRock Aurora Portfolio
*BlackRock Capital Appreciation Portfolio
*BlackRock Exchange Portfolio
*BlackRock Global Opportunities Portfolio
*BlackRock Energy & Resources Portfolio
*BlackRock Science & Technology Opportunities Portfolio
*BlackRock Health Sciences Opportunities Portfolio	State Street
*BlackRock International Diversification Fund
*BlackRock International Opportunities Portfolio
*BlackRock Mid-Cap Growth Equity Portfolio
*BlackRock Mid-Cap Value Equity Portfolio
*BlackRock Small Cap Core Equity Portfolio
*BlackRock Small Cap Growth Equity Portfolio
*BlackRock Small Cap Value Equity Portfolio
*BlackRock Small/Mid-Cap Growth Equity Portfolio
*BlackRock U.S. Opportunities Portfolio

Sch. 5.20-2

NAME OF BORROWER	NAME OF CUSTODIAN*

BLACKROCK FUNDS II, on behalf of each of the following series:	All PFPC, except as otherwise
*BlackRock Aggressive Growth Prepared Portfolio	indicated
*BlackRock AMT-Free Municipal Bond Portfolio	Brown Brothers
*BlackRock Conservative Prepared Portfolio
*BlackRock Delaware Municipal Bond Portfolio
*BlackRock Emerging Markets Debt Portfolio
*BlackRock Enhanced Income Portfolio
*BlackRock GNMA Portfolio	Brown Brothers
*BlackRock Government Income Portfolio	Brown Brothers
*BlackRock Growth Prepared Portfolio
*BlackRock High Yield Bond Portfolio
*BlackRock Income Builder Portfolio
*BlackRock Income Portfolio
*BlackRock Inflation Protected Bond Portfolio
*BlackRock Intermediate Bond Portfolio II
*BlackRock Intermediate Government Bond Portfolio
*BlackRock International Bond Portfolio
*BlackRock Kentucky Municipal Bond Portfolio
*BlackRock Long Duration Bond Portfolio
*BlackRock Low Duration Bond Portfolio	Brown Brothers
*BlackRock Managed Income Portfolio
*BlackRock Moderate Prepared Portfolio
*BlackRock Ohio Municipal Bond Portfolio
*BlackRock Prepared Portfolio 2010
*BlackRock Prepared Portfolio 2015
*BlackRock Prepared Portfolio 2020
*BlackRock Prepared Portfolio 2025
*BlackRock Prepared Portfolio 2030
*BlackRock Prepared Portfolio 2035
*BlackRock Prepared Portfolio 2040
*BlackRock Prepared Portfolio 2045
*BlackRock Prepared Portfolio 2050
*BlackRock Strategic Income Portfolio
*BlackRock Total Return Portfolio II

BLACKROCK MULTI-STATE MUNICIPAL SERIES TRUST, on	All State Street
behalf of each of the following series:
*BlackRock New Jersey Municipal Bond Fund
*BlackRock New York Municipal Bond Fund
*BlackRock Pennsylvania Municipal Bond Fund

BLACKROCK MUNICIPAL SERIES TRUST, on behalf of the	State Street
following series:
*BlackRock Intermediate Municipal Fund

BLACKROCK NATURAL RESOURCES TRUST	BONY

Delaware Statutory Trusts:

BLACKROCK BOND ALLOCATION TARGET SHARES, on	All PFPC
behalf of each of the following series:
*Bond Allocation Target Shares Series S
*Bond Allocation Target Shares Series C
*Bond Allocation Target Shares Series M
*Bond Allocation Target Shares Series N

Sch. 5.20-3

NAME OF BORROWER	NAME OF CUSTODIAN*

BLACKROCK GLOBAL DYNAMIC EQUITY FUND	Brown Brothers

BLACKROCK PRINCIPAL PROTECTED TRUST, on behalf of	All Brown Brothers
each of the following series:
*BlackRock Basic Value Principal Protected Fund
*BlackRock Fundamental Growth Principal Protected Fund

MANAGED ACCOUNT SERIES, on behalf of:
*Global SmallCap Portfolio	Brown Brothers
*High Income Portfolio	State Street
*Mid Cap Value Opportunities Portfolio	Brown Brothers
*US Mortgage Portfolio	State Street

Delaware LLCs:

BLACKROCK MASTER LLC, on behalf of each of the following	All Brown Brothers
series:
*BlackRock Master International Portfolio
*BlackRock Master Small Cap Growth Portfolio

GLOBAL FINANCIAL SERVICES MASTER LLC, on behalf of the	Brown Brothers
following series:
*Global Financial Services Portfolio

MASTER BOND LLC, on behalf of the following series:	State Street
*Master Total Return Bond Portfolio

MASTER BASIC VALUE LLC	BONY

MASTER FOCUS GROWTH LLC	BONY

MASTER LARGE CAP SERIES LLC, on behalf of each of the	All Brown Brothers
following series:
*Master Large Cap Core Portfolio
*Master Large Cap Growth Portfolio
*Master Large Cap Value Portfolio

MASTER SENIOR FLOATING RATE LLC	BONY

MASTER VALUE OPPORTUNITIES LLC	BONY

QUANTITATIVE MASTER SERIES LLC, on behalf of each of the	All JPMorgan Chase, except as
following series:	otherwise indicated
*Master Core Bond Enhanced Index Series
*Master Enhanced International Series	State Street
*Master Enhanced S&P 500 Series
*Master Enhanced Small Cap Series
*Master Extended Market Index Series
*Master International Index Series
*Master MidCap Index Series
*Master S&P 500 Index Series
*Master SmallCap Index Series	State Street

SHORT-TERM BOND MASTER TRUST, on behalf of the	Brown Brothers
following series:
*Short-Term Bond Master Portfolio

*	1. “BONY” = The Bank of New York Mellon
2. “Brown Brothers” = Brown Brothers Harriman & Co. 3. “JPMorgan Chase” = JPMorgan Chase Bank, N.A.
4. “State Street” = State Street Bank and Trust Company 5. “PFPC” = PFPC Trust Company

Sch. 5.20-4